UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

                       Investment Company Act file number

                                   811-04722

                             FMI Mutual Funds, Inc.
                             ----------------------

               (Exact name of registrant as specified in charter)

                             225 East Mason Street
                              Milwaukee, WI  53202
                              --------------------

              (Address of principal executive offices) (Zip code)

                                 Ted D. Kellner
                           Fiduciary Management, Inc.
                             225 East Mason Street
                              Milwaukee, WI  53202
                              --------------------

                    (Name and address of agent for service)

                                 (414) 226-4555
                                 --------------

              Registrant's telephone number, including area code:

Date of fiscal year end:  June 30

Date of reporting period: 12/31/2003

ITEM 1. REPORTS TO STOCKHOLDERS.
--------------------------------

                               SEMIANNUAL REPORT
                               DECEMBER 31, 2003

                             FMI Mutual Funds, Inc.

                              FMI Provident Trust
                                 Strategy Fund

                            FMI Winslow Growth Fund

                           FMI Knappenberger Partners
                              Emerging Growth Fund

                               FMI Woodland Small
                           Capitalization Value Fund

                              FMI Sasco Contrarian
                                   Value Fund

                              NO-LOAD MUTUAL FUNDS

FMI Mutual Funds, Inc.

                                                               February 27, 2004

Dear Fellow Shareholders:

  The US Stock Market, as measured by any of the market indices, was extremely strong last year. The worst performer of the major indices was the Dow Jones Industrial Index, which was up 28.26%, while the best was the Nasdaq, up 50.01%. All of our Funds, as detailed in each of the managers' letters, experienced very strong absolute rates of return, while the relative returns varied, depending upon the asset allocation of each of the managers. In general, 2003 was categorized as a year wherein investors flocked towards the more speculative types of securities, and the generally more conservative investment approach that your managers employ will often lag the benchmarks in such environments. Overall, however, the rates of return achieved by our individual Funds was outstanding.

  In general, both the US and international economies continued to strengthen in 2003, and corporate earnings rebounded nicely. While consumer confidence is high and interest rates low, the ability of consumers to continue to fuel an expansion, given the condition of their balance sheets, leads us to believe that the recovery will be somewhat muted compared to the high expectation levels of most investors. In addition, stock valuations, with the exception of late 1999, are at historic highs and, in our opinion, reflect an economic recovery stronger than the one our "crystal ball" currently foresees. Thus, our outlook is more tempered than most, and we expect a year wherein stock selection will be of paramount importance. In that regard, we feel very good about each of the Fund managers' ability to select securities that will continue to provide above average long term results.

  The portfolio managers' letters follow, with their reviews of 2003 and individual thoughts on the market in 2004. As always, we thank you for your continued support and investment in the FMI Mutual Funds family. We look forward to many years of continued investment success.

Sincerely,

/s/Ted D. Kellner

Ted D. Kellner, CFA
President

             225 E. Mason St. o Milwaukee, WI  53202 o 414-226-4555
                              www.fiduciarymgt.com

FMI Provident Trust Strategy Fund

                                                                February 2, 2004

Dear Shareholder,

  FMI Provident Trust Strategy Fund gained +21.14% for the six months ended December 2003, outperforming the +15.15% S&P 500 gain. Our year-ago positive forecast which included expectations for increased retirement savings and robust housing turnover (Toll Brothers, Inc., Ameritrade Holding Corp. and Countrywide Financial Corp.) aided your investment return, while our overly cautious estimate for corporate profits (and ensuing high portfolio cash holding) hurt your return.

  For 2004, we estimate an S&P 500 range of 1000-1300 (16-22X $60 S&P 500 EPS)
which represents 20% potential gain and 10% loss. Our investment strategy in a volatile but directionless stock market is to buy great companies at good prices and be flexible to trend changes. FMI Provident Trust Strategy Fund intentionally over weights those industry sectors which offer the best potential for growth; currently Financials, Healthcare and Housing (Countrywide Financial Corp., Lowe's Companies, Inc. and Toll Brothers, Inc.) represent 62% of the portfolio vs. a 36% weighting in the S&P 500.

  Thank you for your support of the FMI Provident Trust Strategy Fund.

/s/J. Scott Harkness

J. Scott Harkness, CFA
Portfolio Manager

FMI Provident Trust Strategy Fund
STATEMENT OF NET ASSETS
December 31, 2003 (Unaudited)

SHARES OR
PRINCIPAL
 AMOUNT                                                  COST         VALUE
---------                                                ----         -----
COMMON STOCKS -- 89.0% (A)<F2>

CONSUMER CYCLICALS SECTOR -- 11.1%

            HOMEBUILDING -- 6.2%
  11,400    Toll Brothers, Inc.*<F1>                   $  286,806   $  453,264

            RETAIL-BUILDING SUPPLIES -- 4.9%
   6,500    Lowe's Companies, Inc.                        275,052      360,035

CONSUMER STAPLES SECTOR -- 10.0%

            RETAIL-DRUG STORES -- 5.6%
  11,200    Walgreen Co.                                  333,215      407,456

            RETAIL-GENERAL MERCHANTS -- 4.4%
   8,700    Costco Wholesale Corp.*<F1>                   279,505      323,466

FINANCIALS SECTOR -- 29.7%

            ASSET MANAGEMENT -- 7.3%
   5,700    Franklin Resources, Inc.                      265,642      296,742
   5,000    T. Rowe Price Group Inc.                      205,250      237,050
                                                       ----------   ----------
                                                          470,892      533,792

            BANKS -- 10.0%
   8,000    Fifth Third Bancorp                           507,300      472,800
   4,400    Wells Fargo & Co.                             209,000      259,116
                                                       ----------   ----------
                                                          716,300      731,916

            CONSUMER FINANCE -- 8.3%
   8,000    Countrywide Financial Corp.                   315,480      606,800

            INVESTMENT BANKING/BROKERAGE -- 4.1%
  21,000    Ameritrade Holding Corp.*<F1>                 175,773      295,470

HEALTHCARE SECTOR -- 21.2%

            DISTRIBUTION-HEALTH -- 2.0%
   2,300    Patterson Dental Co.*<F1>                     118,682      147,568

            DRUGS MAJOR -- 2.5%
   2,025    Johnson &Johnson                               75,503      104,611
   2,100    Pfizer Inc.                                    13,770       74,193
                                                       ----------   ----------
                                                           89,273      178,804

            EQUIPMENT -- 8.4%
   8,700    Zimmer Holdings, Inc.*<F1>                    354,649      612,480

            HOSPITAL MANAGEMENT -- 8.3%
  12,100    Health Management
              Associates, Inc.                            229,675      290,400
   5,900    Universal Health
              Services, Inc. Cl B                         243,665      316,948
                                                       ----------   ----------
                                                          473,340      607,348

INDUSTRIALS SECTOR -- 3.9%

            ENGINEERING & CONSTRUCTION -- 3.9%
   6,000    Jacobs Engineering
              Group Inc.*<F1>                             181,192      288,060

TECHNOLOGY SECTOR -- 13.1%

            COMPUTER HARDWARE -- 5.0%
  10,700    Dell Inc.*<F1>                                295,596      363,372

            SERVICES-DATA PROCESSING -- 8.1%
  15,000    Fiserv, Inc.*<F1>                             502,524      592,650
                                                       ----------   ----------
                Total common stocks                     4,868,279    6,502,481

SHORT-TERM INVESTMENTS -- 11.0% (A)<F2>

            FEDERAL AGENCIES -- 2.7%
$200,000    Federal National
              Mortgage Association
              1.01%, due 01/12/04                         199,938      199,938

            VARIABLE RATE DEMAND NOTES -- 8.3%
 350,000    U.S. Bank, N.A.                               350,000      350,000
 258,264    Wisconsin Corporate
              Central Credit Union                        258,264      258,264
                                                       ----------   ----------
                Total variable rate
                  demand notes                            608,264      608,264
                                                       ----------   ----------
                Total short-term
                  investments                             808,202      808,202
                                                       ----------   ----------
                Total investments                      $5,676,481    7,310,683
                                                       ----------
                                                       ----------
            Liabilities, less cash and
              receivables -- (0.0%) (A)<F2>                             (2,711)
                                                                    ----------
                NET ASSETS                                          $7,307,972
                                                                    ----------
                                                                    ----------
                Net Asset Value Per Share
                  ($0.01 par value, 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($7,307,972 / 1,156,295
                  shares outstanding)                               $     6.32
                                                                    ----------
                                                                    ----------

  *<F1>   Non-income producing security.
(a)<F2>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Provident Trust Strategy Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending December 31, 2003 (Unaudited)

INCOME:
   Dividends                                                        $   15,956
   Interest                                                              4,047
                                                                    ----------
       Total income                                                     20,003
                                                                    ----------

EXPENSES:
   Management fees                                                      24,987
   Professional fees                                                    14,555
   Administrative services                                               8,810
   Transfer agent fees                                                   6,927
   Registration fees                                                     6,862
   Board of Directors fees                                               2,000
   Printing and postage expenses                                         1,647
   Custodian fees                                                        1,058
   Other expenses                                                          392
                                                                    ----------
       Total expenses before reimbursement                              67,238
   Less expenses assumed by adviser                                    (27,258)
                                                                    ----------
       Net expenses                                                     39,980
                                                                    ----------
NET INVESTMENT LOSS                                                    (19,977)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                       146,086
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               1,134,814
                                                                    ----------
NET GAIN ON INVESTMENTS                                              1,280,900
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,260,923
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending December 31, 2003 (Unaudited) and For the Year Ended June 30, 2003

                                                                                           DECEMBER 31, 2003     JUNE 30, 2003
                                                                                           -----------------     -------------
OPERATIONS:
   Net investment loss                                                                         $  (19,977)         $  (24,207)
   Net realized gain (loss) on investments                                                        146,086            (386,902)
   Net increase in unrealized appreciation on investments                                       1,134,814             404,831
                                                                                               ----------          ----------
       Net increase (decrease) in net assets resulting from operations                          1,260,923              (6,278)
                                                                                               ----------          ----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividends from net investment income ($0.00326 and $0.00916 per share, respectively)            (3,767)             (2,675)
   Distributions from net realized gains ($0.64737 per share)                                          --            (189,045)
                                                                                               ----------          ----------
       Total distributions                                                                         (3,767)           (191,720)*<F3>
                                                                                               ----------          ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (113,925 and 850,433 shares, respectively)                         651,244           4,376,612
   Net asset value of shares issued in distributions (553 and 28,133 shares, respectively)          3,506             143,480
   Cost of shares redeemed (69,553 and 59,376 shares, respectively)                              (405,985)           (284,837)
                                                                                               ----------          ----------
       Net increase in net assets derived from Fund share activities                              248,765           4,235,255
                                                                                               ----------          ----------
       TOTAL INCREASE                                                                           1,505,921           4,037,257
NET ASSETS AT THE BEGINNING OF THE PERIOD                                                       5,802,051           1,764,794
                                                                                               ----------          ----------
NET ASSETS AT THE END OF THE PERIOD                                                            $7,307,972          $5,802,051
                                                                                               ----------          ----------
                                                                                               ----------          ----------

*<F3>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Provident Trust Strategy Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                         FOR THE SIX MONTH                           YEARS ENDED JUNE 30,
                                           PERIOD ENDING       ----------------------------------------------------------------
                                         DECEMBER 31, 2003     2003           2002           2001           2000           1999
                                         -----------------     ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $ 5.22         $ 6.04         $14.02         $23.59         $23.36         $21.50
Income from investment operations:
   Net investment (loss) income (a)<F6>         (0.02)         (0.02)          0.06          (0.04)         (0.13)          0.10
   Net realized and unrealized
     gains (losses) on investments               1.12          (0.14)(d)<F9>  (1.33)         (5.64)          4.11           4.28
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 1.10          (0.16)         (1.27)         (5.68)          3.98           4.38

Less distributions:
   Dividends from net investment income         (0.00)         (0.01)            --             --          (0.02)         (0.17)
   Distributions from net realized gains           --          (0.65)         (6.71)         (3.89)         (3.73)         (2.35)
                                               ------         ------         ------         ------         ------         ------
Total from distributions                        (0.00)         (0.66)         (6.71)         (3.89)         (3.75)         (2.52)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $ 6.32         $ 5.22         $ 6.04         $14.02         $23.59         $23.36
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                        21.14%*<F4>    (2.45%)       (15.68%)       (27.01%)        20.83%         21.72%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          7,308          5,802          1,765         12,265         24,186         25,002
Ratio of expenses (after reimbursement) to
  average net assets (b)<F7>                    1.20%**<F5>    1.21%          1.30%          1.30%          1.30%          1.30%
Ratio of net investment (loss) income to
  average net assets (c)<F8>                   (0.60%)**<F5>  (0.54%)         0.65%         (0.12%)        (0.64%)         0.43%
Portfolio turnover rate                        21.67%         51.79%        161.67%        120.34%         46.67%         32.87%

  *<F4>   Not Annualized.
 **<F5>   Annualized.
(a)<F6> For the six month period ending December 31, 2003 and for the years ended 2003 and 2002, net investment (loss) income per share is calculated using average shares outstanding. In prior years, net investment (loss) income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F7> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2003 and for the years ended June 30, 2003, 2002, 2001, 2000 and 1999, as follows: 2.02%**<F5>, 3.11%, 3.06%, 1.56%, 1.40% and 1.40%, respectively.
(c)<F7> If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2003 and for the years ended June 30, 2003, 2002, 2001, 2000 and 1999, as follows:
          (1.42%)**<F5>, (2.44%), (1.11%), (0.38%), (0.74%) and 0.33%,
          respectively.
(d)<F9> The amount shown may not correlate with the aggregate gains and losses of portfolio securities due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund

                                                                January 12, 2004

Dear Shareholder:

  Our January 2003 letter to you concluded that we believed your Large Cap Growth stocks would produce a positive return in 2003. It seems like it has been a long time in coming but we are pleased to report your account rose nearly 33% in 2003.

  The lowest priced, lowest quality stocks had the biggest gains off the bottom in 2003. Your portfolio stresses stocks of quality and good financial fundamentals. Nevertheless, with good stock selections, it participated fully in the stock market rise last year. As seen below, your holdings exceeded the Russell 1000 Growth benchmark in 2003 and have outperformed for the last 3 years and 5 years.

       2003                                 PORTFOLIO     RUSSELL 1000 GROWTH
       ----                                 ---------     -------------------
       Fourth Quarter                        10.15%             10.41%
       Year                                  32.84%             29.75%
       Last 3 Years Annualized               -7.04%             -9.36%
       Last 5 Years Annualized               -3.01%             -5.11%
       Since Inception (July 1, 1995)         6.61%              8.20%

  According to the Sunday New York Times table ranking mutual funds by performance for 2003, the Morningstar median Large Cap Growth fund was up 27.2%. The Lipper comparable fund average gain was 27.0%. For that same time period the FMI Winslow Growth Fund was up 32.8%.

  The gain of 10.1% in the fourth quarter was in part generated by our overweighting in the Technology and Consumer Cyclicals sectors. Semiconductor stocks including Maxim Integrated Products, Inc., Xilinx, Inc. and Microchip Technology Inc. were additive along with your long-time holding in UnitedHealth Group Inc. In the Consumer area, Carnival Corp and eBay Inc. gained over 20% each. Disappointments were Weight Watchers, which experienced a flattening in U.S. enrollment and was subsequently sold, and SLM Corp. which was buffeted by questions regarding upcoming Congressional reauthorization of the student loan program.

  For the year 2003, the largest contribution to your 32.8% return came from Technology, Consumer Cyclicals and Healthcare. A laggard was Financials. The surprise accounting development at Freddie Mac knocked the stock which we sold. In all, 2003 was a great year for the Fund. We are pleased to have outperformed our peer averages on the upside as we also went down less in the Bear market.

  As 2003 began, the excessive stock valuations of the Bubble had finally been eliminated by the three year Bear market. Stimulative monetary and fiscal policies, along with improving confidence after major fighting ended successfully in Iraq, produced strong economic growth. With costs tightly controlled, corporate earnings surged. This combination fueled the excellent stock gains in 2003.

  What is our investment outlook now? Essentially, we see a continuation of the same fundamental economic trends - GDP growth of 4% or better, continuing moderate interest rates (allowing for some rise in the second half) and earnings growth around 15%. In terms of the S&P 500, we anticipate operating earnings in 2004 to be a record in the area of $63.00 per share. On this basis, the S&P 500 is currently selling at 17.8 times that estimate. While we cannot characterize that valuation as "cheap", we believe that the prospect for multi-year economic growth, with only moderately rising interest rates, can support the likelihood of stock market gains close to earnings growth in 2004.

  We know there are questions and risks related to the trade deficit, the budget deficit, the dollar and terrorism/Iraq. We will closely monitor those issues. However, as you understand, we emphasize bottom-up stock selection looking for good and improving businesses. We see plenty of opportunities. So, while being mindful of the risks, we will continue to emphasize those companies with good growth prospects in a favorable economy. Being substantial investors in the Fund, the investment team at Winslow Capital looks forward to solid growth in the Fund over the long term.

Sincerely,

/s/Clark J. Winslow

Clark J. Winslow
Portfolio Manager

FMI Winslow Growth Fund
STATEMENT OF NET ASSETS
December 31, 2003 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                 COST         VALUE
---------                                                ----         -----
COMMON STOCKS -- 98.7% (A)<F11>

COMMUNICATION SERVICES SECTOR -- 1.0%

            TELECOMMUNICATION-WIRELESS -- 1.0%
   1,600    Nextel Communications,
              Inc.*<F10>                               $   18,670   $   44,896

CONSUMER CYCLICALS SECTOR -- 16.9%

            BROADCASTING & CABLE -- 5.5%
   1,100    Clear Channel
              Communications, Inc.                         39,923       51,513
   2,900    Comcast Corp.
              Special Cl A NV*<F10>                        99,715       90,712
   1,000    Univision
              Communications Inc.*<F10>                    25,220       39,690
   1,700    Viacom Inc. Cl B                               45,023       75,446
                                                       ----------   ----------
                                                          209,881      257,361

            LODGING-HOTELS -- 1.8%
   2,100    Carnival Corp.                                 72,063       83,433

            RETAIL-BUILDING SUPPLIES -- 3.0%
   2,600    Lowe's Companies, Inc.                         89,993      144,014

            RETAIL-COMPUTER & ELECTRONICS -- 0.9%
     800    Best Buy Co., Inc.                             37,262       41,792

            RETAIL-INTERNET -- 2.6%
   1,500    eBay Inc.*<F10>                                75,436       96,885
     800    InterActiveCorp*<F10>                          13,823       27,144
                                                       ----------   ----------
                                                           89,259      124,029

            RETAIL-SPECIALTY -- 2.0%
   2,200    Bed Bath & Beyond Inc.*<F10>                   61,002       95,370

            SERVICES-COMMERCIAL & CONSUMER -- 1.1%
     900    Corinthian Colleges, Inc.*<F10>                50,089       50,004

CONSUMER STAPLES SECTOR -- 4.9%

            DISTRIBUTION-FOOD & HEALTH -- 1.0%
   1,300    Sysco Corp.                                    30,588       48,399

            HOUSEHOLD PRODUCTS -- 1.0%
     700    Avon Products, Inc.                            36,164       47,243

            RETAIL-DRUG STORES -- 1.0%
   1,300    Walgreen Co.                                   45,995       47,294

            RETAIL-GENERAL MERCHANTS -- 1.9%
   1,700    Wal-Mart Stores, Inc.                          60,612       90,185

FINANCIALS SECTOR -- 12.1%

            COMMERCIAL SERVICES -- 0.9%
     600    Chicago Mercantile
              Exchange                                     43,554       43,416

            CONSUMER FINANCE -- 2.1%
   2,600    SLM Corp.                                      85,586       97,968

            FINANCIAL-DIVERSE -- 2.7%
   2,600    Citigroup Inc.                                104,507      126,204

            INSURANCE-MULTILINE -- 3.1%
   2,250    American International
              Group, Inc.                                 142,491      149,130

            INVESTMENT BANKS/BROKERS -- 2.2%
     500    Goldman Sachs Group, Inc.                      41,872       49,365
     900    Merrill Lynch & Co., Inc.                      38,325       52,785
                                                       ----------   ----------
                                                           80,197      102,150

            INVESTMENT MANAGEMENT -- 1.1%
   1,000    Franklin Resources, Inc.                       46,560       52,060

HEALTHCARE SECTOR -- 19.6%

            BIOTECHNOLOGY -- 3.4%
   1,700    Amgen Inc.*<F10>                               95,272      105,060
     600    Genentech, Inc.*<F10>                          34,986       56,142
                                                       ----------   ----------
                                                          130,258      161,202

            DIVERSE -- 1.3%
   1,300    Abbott Laboratories                            59,370       60,580

            MANAGED CARE -- 4.3%
     600    Anthem, Inc.*<F10>                             37,554       45,000
   2,700    UnitedHealth Group Inc.                        79,493      157,086
                                                       ----------   ----------
                                                          117,047      202,086

            MEDICAL DISTRIBUTORS -- 1.4%
   1,050    Cardinal Health, Inc.                          62,932       64,218

            MEDICAL PRODUCTS & SUPPLIES -- 4.0%
   1,200    Boston Scientific Corp.*<F10>                  28,389       44,112
   2,100    Medtronic, Inc.                                83,347      102,081
     600    Zimmer Holdings, Inc.*<F10>                    24,584       42,240
                                                       ----------   ----------
                                                          136,320      188,433

            PHARMACEUTICALS -- 3.0%
   3,200    Pfizer Inc.                                   105,641      113,056
     500    Teva Pharmaceutical
              Industries, Ltd. - SP-ADR                    29,491       28,355
                                                       ----------   ----------
                                                          135,132      141,411

            SPECIALIZED SERVICES -- 2.2%
   4,200    Caremark Rx, Inc.*<F10>                        76,731      106,386

INDUSTRIALS SECTOR -- 7.2%

            BUSINESS SERVICE -- 3.9%
   1,300    Apollo Group, Inc.*<F10>                       65,437       88,400
   2,400    Career Education Corp.*<F10>                   85,161       96,168
                                                       ----------   ----------
                                                          150,598      184,568

            INDUSTRIAL CONGLOMERATE -- 2.1%
   3,200    General Electric Co.                          106,916       99,136

            MACHINERY -- 1.2%
     600    Danaher Corp.                                  41,273       55,050

TECHNOLOGY SECTOR -- 37.0%

            COMMUNICATION-EQUIPMENT -- 5.0%
   3,400    Amdocs Ltd.*<F10>                              61,930       76,432
   5,500    Cisco Systems Inc.*<F10>                       23,215      133,595
   1,400    Juniper Networks, Inc.*<F10>                   20,732       26,152
                                                       ----------   ----------
                                                          105,877      236,179

            COMPUTER HARDWARE -- 2.8%
   3,900    Dell Inc.*<F10>                                97,394      132,444

            COMPUTER SOFTWARE/SERVICES -- 6.7%
     700    Intuit Inc.*<F10>                              25,706       37,037
   2,300    Mercury Interactive Corp.*<F10>                67,227      111,872
   2,400    Microsoft Corp.                                12,244       66,096
   1,800    SAP AG SP-ADR                                  62,575       74,808
   1,700    Siebel Systems, Inc.*<F10>                     19,176       23,579
                                                       ----------   ----------
                                                          186,928      313,392

            COMPUTERS-NETWORKING -- 1.5%
   3,500    Network Appliance, Inc.*<F10>                  72,874       71,855

            CONTRACT MANUFACTURING -- 1.0%
   1,700    Jabil Circuit, Inc.*<F10>                      47,018       48,110

            ELECTRONICS-SEMICONDUCTORS -- 11.0%
   3,800    Intel Corp.                                    73,487      122,360
   1,100    Linear Technology Corp.                        45,144       46,277
   2,100    Maxim Integrated
              Products, Inc.                               71,280      104,580
  11,452    Taiwan Semiconductor
              Manufacturing Co.
              Ltd. SP-ADR*<F10>                           106,413      117,269
   1,800    Texas Instruments Inc.                         30,401       52,884
   1,900    Xilinx, Inc.*<F10>                             50,789       73,606
                                                       ----------   ----------
                                                          377,514      516,976

            EQUIPMENT-SEMICONDUCTORS -- 0.9%
   1,200    Microchip Technology Inc.                      23,005       40,032

            INTERNET -- 0.9%
     900    Yahoo! Inc.*<F10>                              37,061       40,653

            SERVICES-DATA PROCESSING -- 2.8%
   2,800    Fiserv, Inc.*<F10>                             96,363      110,628
     600    Paychex, Inc.                                  14,413       22,320
                                                       ----------   ----------
                                                          110,776      132,948

            STORAGE -- 2.5%
   3,400    EMC Corp. (Mass.)*<F10>                        44,372       43,928
   2,000    VERITAS Software Corp.*<F10>                   35,395       74,320
                                                       ----------   ----------
                                                           79,767      118,248

            WIRELESS -- 1.9%
   1,700    QUALCOMM Inc.                                  76,064       91,681
                                                       ----------   ----------
                Total common stocks                     3,535,328    4,650,536

SHORT-TERM INVESTMENTS -- 2.9% (A)<F11>

            VARIABLE RATE DEMAND NOTE -- 2.9%
$136,691    U.S. Bank, N.A.                               136,691      136,691
                                                       ----------   ----------
                Total investments                      $3,672,019    4,787,227
                                                       ----------
                                                       ----------
            Liabilities, less cash and
              receivables -- (1.6%) (A)<F11>                           (76,611)
                                                                    ----------
                NET ASSETS                                          $4,710,616
                                                                    ----------
                                                                    ----------
                Net Asset Value Per Share
                  ($0.01 par value, 300,000,000
                  shares authorized), offering
                  and redemption price
                  ($4,710,616 / 1,058,011
                  shares outstanding)                               $     4.45
                                                                    ----------
                                                                    ----------

  *<F10>   Non-income producing security.
(a)<F11>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Winslow Growth Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending December 31, 2003 (Unaudited)

INCOME:
   Dividends                                                          $ 10,983
   Interest                                                                586
                                                                      --------
       Total income                                                     11,569
                                                                      --------

EXPENSES:
   Management fees                                                      21,789
   Professional fees                                                    14,525
   Transfer agent fees                                                   6,678
   Administrative services                                               6,505
   Registration fees                                                     6,462
   Custodian fees                                                        4,816
   Board of Directors fees                                               2,000
   Printing and postage expense                                            798
   Other expenses                                                          424
                                                                      --------
       Total expenses before reimbursement                              63,997
   Less expenses assumed by adviser                                    (35,671)
                                                                      --------
       Net expenses                                                     28,326
                                                                      --------
NET INVESTMENT LOSS                                                    (16,757)
                                                                      --------
NET REALIZED GAIN ON INVESTMENTS                                       160,975
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 370,881
                                                                      --------
NET GAIN ON INVESTMENTS                                                531,856
                                                                      --------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                  $515,099
                                                                      --------
                                                                      --------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending December 31, 2003 (Unaudited) and For the Year Ended June 30, 2003

                                                                               DECEMBER 31,          JUNE 30,
                                                                                   2003                2003
                                                                               ------------          --------
OPERATIONS:
   Net investment loss                                                          $  (16,757)         $  (28,138)
   Net realized gain (loss) on investments                                         160,975            (268,516)
   Net increase in unrealized appreciation on investments                          370,881             395,196
                                                                                ----------          ----------
       Net increase in net assets resulting from operations                        515,099              98,542
                                                                                ----------          ----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (73,998 and 93,867 shares, respectively)            307,337             315,698
   Cost of shares redeemed (20,277 and 147,472 shares, respectively)               (83,815)           (586,507)
                                                                                ----------          ----------
       Net increase (decrease) in net assets derived from Fund share activities    223,522            (270,809)
                                                                                ----------          ----------
       TOTAL INCREASE (DECREASE)                                                   738,621            (172,267)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                        3,971,995           4,144,262
                                                                                ----------          ----------
NET ASSETS AT THE END OF THE PERIOD                                             $4,710,616          $3,971,995
                                                                                ----------          ----------
                                                                                ----------          ----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Winslow Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                         FOR THE SIX MONTH                           YEARS ENDED JUNE 30,
                                           PERIOD ENDING       ----------------------------------------------------------------
                                         DECEMBER 31, 2003     2003           2002           2001           2000           1999
                                         -----------------     ----           ----           ----           ----           ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $ 3.96         $ 3.92         $ 5.07         $11.62         $15.60         $17.85
Income from investment operations:
   Net investment loss (a)<F14>                 (0.02)         (0.03)         (0.03)         (0.05)         (0.08)         (0.18)
   Net realized and unrealized
     gains (losses) on investments               0.51           0.07          (1.12)         (1.94)          2.52           1.15
                                               ------         ------         ------         ------         ------         ------
Total from investment operations                 0.49           0.04          (1.15)         (1.99)          2.44           0.97

Less distributions:
   Dividend from net investment income             --             --             --             --             --             --
   Distributions from net realized gains           --             --             --          (4.56)         (6.42)         (3.22)
                                               ------         ------         ------         ------         ------         ------
Total from distributions                           --             --             --          (4.56)         (6.42)         (3.22)
                                               ------         ------         ------         ------         ------         ------
Net asset value, end of period                 $ 4.45         $ 3.96         $ 3.92         $ 5.07         $11.62         $15.60
                                               ------         ------         ------         ------         ------         ------
                                               ------         ------         ------         ------         ------         ------

TOTAL INVESTMENT RETURN                        12.37%*<F12>    1.02%        (22.53%)       (20.54%)        22.55%          8.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)          4,711          3,972          4,144          5,860         12,151         43,374
Ratio of expenses (after reimbursement)
  to average net assets (b)<F15>                1.30%**<F13>   1.30%          1.30%          1.30%          1.29%          1.28%
Ratio of net investment loss
  to average net assets (c)<F16>               (0.77%)**<F13> (0.74%)        (0.73%)        (0.70%)        (0.65%)        (0.72%)
Portfolio turnover rate                        37.16%        108.42%         70.55%        111.99%        123.92%         86.30%

    *<F12>  Not Annualized.
   **<F13>  Annualized.
  (a)<F14> For the six month period ending December 31, 2003 and for the years ended 2003, 2002, 2001 and 2000, net investment loss per share is calculated using average shares outstanding. In 1999, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
  (b)<F15> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2003 and for the years ended June 30, 2003, 2002, 2001 and 2000, 2.94%**<F13>, 3.17%, 2.71%, 1.87% and 1.54%, respectively.
  (c)<F16> If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2003 and for the years ended June 30, 2003, 2002, 2001 and 2000, (2.41%)**<F13>,
            (2.61%), (2.14%), (1.27%) and (0.90%), respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Partners Emerging Growth Fund

                                                               February 27, 2004

Dear Shareholder:

  Equities markets delivered another consecutive quarter of positive results to close 2003 in solid fashion. All major indices posted low teens gains in the fourth quarter on expectations for continued strong economic and corporate profit growth in 2004. Small-caps once again led in the quarter, with the Russell 2000 up 14.52% versus a 12.18% in the S&P 500.

  2003 proved to be a classic market recovery year, with small-caps outperforming large and the growth investment style outpacing value. For the year, the Fund was up 45.61%, reflecting solid stock picking in quality-growth companies.*<F17> While our return was modestly under the Russell 2000 Growth (+48.5%), the index realized significant performance contribution from its large weighting (20%+) in lower quality, unprofitable companies. Without the returns from non-earners, the Russell 2000 Growth index would have risen 34.4%. The powerful rally in speculative, low-quality stocks caused significant relative performance challenges for active managers, leaving over 70% of the Lipper small-cap growth universe behind the benchmark for the year.

  Our classic-growth investment style benefited meaningfully from the style shift to cyclical and sustainable growth stocks. We worked diligently to position the Fund's investments in companies delivering strong and improving relative earnings growth as it became increasingly clear that economic growth was accelerating. As a result, much of our research efforts were concentrated in the tech, consumer, and commercial service sectors during the year. Investing in well-managed, profitable companies with operating leverage was a winning formula. The tech sector produced our most significant returns with numerous stocks, such as OmniVision Technologies, Inc., Foundry Networks, Inc., and O2Micro International Ltd., rising over 100%.

  Small-cap growth stocks should continue to benefit from this macro backdrop. Importantly, small-cap earnings estimates still appear to be conservative with an upward bias, and profit growth continues to outpace large caps. Recent studies by Prudential Financial note that small-cap stocks have averaged low double-digit returns in the second year of a recovery, with quality stocks taking the lead over shares of unprofitable companies. We will be intently focused on identifying and investing in companies that can deliver above-average growth as we enter the middle phases of this economic cycle.

  Knappenberger Partners are extremely grateful to all our shareholders for staying the course through out this volatile market cycle. We are pleased to have delivered strong results during this recovery year, and look forward to positive returns again in 2004.

Sincerely,

/s/Gail M. Knappenberger

Gail M. Knappenberger
Portfolio Manager

*<F17> The Fund's annualized return for the period from September 30, 1999 (commencement of operations) through December 31, 2003 was -0.66%.

FMI Knappenberger Partners Emerging Growth Fund
STATEMENT OF NET ASSETS
December 31, 2003 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                 COST         VALUE
---------                                                ----         -----
COMMON STOCKS -- 97.8% (A)<F19>

CONSUMER DISCRETIONARY SECTOR -- 28.0%

             ADVERTISING AGENCIES -- 1.1%
    51,775   aQuantive, Inc.*<F18>                    $   543,623  $   530,694

             CONSUMER ELECTRONICS -- 1.3%
    35,212   United Online, Inc.*<F18>                    654,045      591,209

             EDUCATION SERVICES -- 3.5%
     6,225   Career Education Corp.*<F18>                  89,671      249,436
    44,950   Education
               Management Corp.*<F18>                   1,154,589    1,395,248
                                                      -----------  -----------
                                                        1,244,260    1,644,684

             HOUSEHOLD FURNISHINGS -- 0.9%
    51,425   Bombay Company, Inc.*<F18>                   533,754      418,599

             MISCELLANEOUS BUSINESS
               & CONSUMER DISCRETIONARY -- 1.4%
    40,950   Providence
               Service Corp.*<F18>                        562,911      662,571

             RADIO & TELEVISION BROADCASTING -- 1.2%
    28,125   Radio One, Inc. CL D*<F18>                   424,021      542,812

             RETAIL -- 9.8%
    18,650   Cache, Inc.*<F18>                            331,373      388,479
    26,525   Chico's FAS, Inc.*<F18>                      365,666      980,099
    24,618   Fred's, Inc.                                 391,048      762,666
    25,725   Hot Topic, Inc.*<F18>                        489,250      757,858
    27,900   MSC Industrial
               Direct Co., Inc.                           531,475      767,250
    36,575   PETsMART, Inc.                               532,668      870,485
                                                      -----------  -----------
                                                        2,641,480    4,526,837

             SERVICES COMMERCIAL -- 6.6%
    23,250   Charles River
               Associates Inc.*<F18>                      687,407      743,768
    15,175   The Corporate Executive
               Board Co.*<F18>                            488,710      708,217
    21,350   Kroll Inc.*<F18>                             492,901      555,100
    55,700   Navigant Consulting, Inc.*<F18>              576,024    1,050,502
                                                      -----------  -----------
                                                        2,245,042    3,057,587

             TEXTILES-APPAREL MANUFACTURERS -- 2.2%
    27,250   Coach, Inc.*<F18>                            318,080    1,028,687

CONSUMER STAPLES SECTOR -- 1.1%

             FOODS -- 1.1%
    56,650   SunOpta Inc.*<F18>                           481,316      522,879

ENERGY SECTOR -- 2.3%

             OIL CRUDE PRODUCERS -- 2.3%
    43,350   Ultra Petroleum Corp.*<F18>                  442,739    1,067,277

FINANCIAL SERVICES SECTOR -- 9.1%

             BANKS -- 6.3%
    33,125   Boston Private Financial
               Holdings, Inc.                             692,517      822,825
    11,125   East West Bancorp, Inc.                      416,103      597,190
    21,025   UCBH Holdings, Inc.                          309,531      819,344
    15,175   Wintrust Financial Corp.                     501,263      684,393
                                                      -----------  -----------
                                                        1,919,414    2,923,752

             FINANCIAL DATA PROCESSING
               SERVICES & SYSTEMS -- 1.5%
    29,275   Digital Insight Corp.*<F18>                  572,823      728,947

             INVESTMENT MANAGEMENT COMPANIES -- 1.3%
     8,475   Affiliated Managers
               Group, Inc.*<F18>                          428,434      589,775

HEALTHCARE SECTOR -- 15.1%

             BIOTECHNOLOGY RESEARCH & PRODUCTS -- 1.5%
    11,050   Martek Biosciences Corp.*<F18>               476,948      717,919

             DRUGS & PHARMACIES -- 2.8%
    12,450   Medicis Pharmaceutical
               Corp.                                      579,130      887,685
    17,375   United Therapeutics Corp.*<F18>              358,257      398,756
                                                      -----------  -----------
                                                          937,387    1,286,441

             ELECTRONICS-MEDICAL SYSTEMS -- 1.3%
    34,000   Candela Corp.*<F18>                          581,281      618,120

             FACILITIES -- 1.2%
    25,575   Psychiatric Solutions, Inc.*<F18>            421,796      534,518

             HEALTHCARE SERVICES -- 4.7%
    14,150   IDX Systems Corp.*<F18>                      337,101      379,503
    45,937   Odyssey Healthcare, Inc.*<F18>               726,448    1,344,117
     9,375   Stericycle, Inc.*<F18>                       370,924      437,812
                                                      -----------  -----------
                                                        1,434,473    2,161,432

             MEDICAL DENTAL INSTRUMENT SUPPLY -- 2.9%
    21,400   American Medical Systems
               Holdings, Inc.*<F18>                       403,243      466,520
     9,225   INAMED Corp.*<F18>                           497,636      443,354
    21,600   Synovis Life
               Technologies, Inc.*<F18>                   510,365      439,344
                                                      -----------  -----------
                                                        1,411,244    1,349,218

             MEDICAL & DENTAL SERVICES -- 0.7%
    10,850   America Service
               Group Inc.*<F18>                           348,665      335,363

INTEGRATED OILS SECTOR -- 1.8%

             OIL-INTEGRATED DOMESTIC -- 1.8%
    81,900   KCS Energy, Inc.*<F18>                       722,031      864,045

PRODUCER DURABLES SECTOR -- 1.1%

             ID CONTROL & FILTER DEVICES -- 1.1%
    19,050   Advanced Energy
               Industries, Inc.*<F18>                     498,061      496,253

TECHNOLOGY SECTOR -- 35.7%

             COMMUNICATION TECHNOLOGY -- 7.7%
    20,000   Avocent Corp.*<F18>                          565,002      730,400
    47,000   Ditech Communications
               Corp.*<F18>                                571,969      897,700
    41,325   Foundry Networks, Inc.*<F18>                 533,648    1,130,652
    47,850   Packeteer, Inc.*<F18>                        698,121      812,493
                                                      -----------  -----------
                                                        2,368,740    3,571,245

             COMPUTER SERVICES/SOFTWARE
               & SYSTEMS -- 17.8%
    48,250   Altiris,  Inc.*<F18>                         883,649    1,760,160
    27,375   Callidus Software*<F18>                      461,747      484,264
    49,400   Concur
               Technologies, Inc.*<F18>                   359,982      478,192
    48,000   Lionbridge
               Technologies, Inc.*<F18>                   431,052      461,280
    29,050   ManTech International
               Corp.*<F18>                                567,820      724,797
    29,150   Merge Technologies Inc.*<F18>                514,757      514,206
    43,500   RADWARE Ltd.*<F18>                           796,026    1,185,375
    69,000   SupportSoft, Inc.*<F18>                      366,207      907,350
    72,700   The Ultimate Software
               Group, Inc.*<F18>                          627,388      637,579
    29,800   Verint Systems Inc.*<F18>                    558,934      672,288
    49,400   Witness Systems, Inc.*<F18>                  492,060      460,902
                                                      -----------  -----------
                                                        6,059,622    8,286,393

             COMPUTER TECHNOLOGY -- 2.3%
    32,175   Cray, Inc.*<F18>                             316,266      319,498
    29,175   Lexar Media, Inc.*<F18>                      490,965      508,520
    16,900   Neoware Systems, Inc.*<F18>                  209,498      231,530
                                                      -----------  -----------
                                                        1,016,729    1,059,548

             ELECTRICAL -- 0.8%
    11,250   Power Integrations, Inc.*<F18>               310,911      376,425

             ELECTRONICS -- 1.4%
    13,300   Avid Technology, Inc.*<F18>                  562,954      638,400

             ELECTRONICS SEMICONDUCTORS -- 5.7%
    12,275   Integrated Circuit
               Systems, Inc.*<F18>                        222,623      349,715
    50,425   O2Micro International Ltd.*<F18>             754,012    1,129,520
    10,275   OmniVision
               Technologies, Inc.*<F18>                   209,749      567,694
    13,650   Silicon Laboratories Inc.*<F18>              372,681      589,953
                                                      -----------  -----------
                                                        1,559,065    2,636,882

TRANSPORTATION SECTOR -- 3.6%

             TRUCKERS -- 3.6%
    31,400   Central Freight Lines, Inc.*<F18>            520,056      557,350
    20,525   Hunt (J.B.) Transport
               Services, Inc.*<F18>                       281,738      554,380
    21,225   Knight
               Transportation, Inc.*<F18>                 434,158      544,422
                                                      -----------  -----------
                                                        1,235,952    1,656,152
                                                      -----------  -----------
                 Total common stocks                   32,957,801   45,424,664

SHORT-TERM INVESTMENTS -- 2.2% (A)<F19>

             VARIABLE RATE DEMAND NOTE -- 2.2%
$1,011,272   U.S. Bank, N.A.                            1,011,272    1,011,272
                                                      -----------  -----------
                 Total investments                    $33,969,073   46,435,936
                                                      -----------
                                                      -----------
             Liabilities, less cash and
               receivables -- (0.0%) (A)<F19>                          (11,459)
                                                                   -----------
                 NET ASSETS                                        $46,424,477
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                 ($0.01 par value, 300,000,000
                 shares authorized), offering
                 and redemption price
                 ($46,424,477 / 4,831,210
                 shares outstanding)                               $      9.61
                                                                   -----------
                                                                   -----------

  *<F18>   Non-income producing security.
(a)<F19>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Knappenberger Partners Emerging Growth Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending December 31, 2003 (Unaudited)

INCOME:
   Dividends                                                        $   12,729
   Interest                                                              4,601
                                                                    ----------
       Total income                                                     17,330
                                                                    ----------

EXPENSES:
   Management fees                                                     204,759
   Administrative services                                              34,988
   Custodian fees                                                       18,209
   Professional fees                                                    14,480
   Transfer agent fees                                                  11,090
   Registration fees                                                     7,562
   Printing and postage expense                                          6,479
   Board of Directors fees                                               2,000
   Other expenses                                                          875
                                                                    ----------
       Total expenses before reimbursement                             300,442
   Less expenses assumed by adviser                                    (32,816)
                                                                    ----------
       Net expenses                                                    267,626
                                                                    ----------
NET INVESTMENT LOSS                                                   (250,296)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                     1,294,763
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               7,489,411
                                                                    ----------
NET GAIN ON INVESTMENTS                                              8,784,174
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $8,533,878
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending December 31, 2003 (Unaudited) and For the Year Ended June 30, 2003

                                                                               DECEMBER 31,          JUNE 30,
                                                                                   2003                2003
                                                                               ------------          --------
OPERATIONS:
   Net investment loss                                                         $  (250,296)        $  (227,815)
   Net realized gain (loss) on investments                                       1,294,763          (7,286,656)
   Net increase in unrealized appreciation on investments                        7,489,411           3,833,295
                                                                               -----------         -----------
       Net increase (decrease) in net assets resulting from operations           8,533,878          (3,681,176)
                                                                               -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (2,333,690 and 2,056,156 shares, respectively)   20,806,903          14,451,404
   Cost of shares redeemed (1,296,998 and 931,328 shares, respectively)        (11,593,393)         (6,363,196)
                                                                               -----------         -----------
       Net increase in net assets derived from Fund share activities             9,213,510           8,088,208
                                                                               -----------         -----------
       TOTAL INCREASE                                                           17,747,388           4,407,032
NET ASSETS AT THE BEGINNING OF THE PERIOD                                       28,677,089          24,270,057
                                                                               -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                            $46,424,477         $28,677,089
                                                                               -----------         -----------
                                                                               -----------         -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Knappenberger Partners Emerging Growth Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                            (UNAUDITED)
                                         FOR THE SIX MONTH
                                           PERIOD ENDING                                                 FOR THE PERIOD FROM
                                            DECEMBER 31,          FOR THE YEARS ENDED JUNE 30,       SEPTEMBER 30, 1999+<F20> TO
                                                2003           2003           2002           2001           JUNE 30, 2000
                                         -----------------     ----           ----           ----    ---------------------------
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period           $ 7.56         $ 9.09         $11.37         $12.77              $10.00
Income from investment operations:
   Net investment loss (a)<F23>                 (0.05)         (0.08)         (0.11)         (0.12)              (0.06)
   Net realized and unrealized
     gains (losses) on investments               2.10          (1.45)         (2.17)         (1.28)               2.97
                                               ------         ------         ------         ------              ------
Total from investment operations                 2.05          (1.53)         (2.28)         (1.40)               2.91

Less distributions:
   Dividend from net investment income             --             --             --             --                  --
   Distribution from net realized gains            --             --             --             --               (0.14)
                                               ------         ------         ------         ------              ------
Total from distributions                           --             --             --             --               (0.14)
                                               ------         ------         ------         ------              ------
Net asset value, end of period                 $ 9.61         $ 7.56         $ 9.09         $11.37              $12.77
                                               ------         ------         ------         ------              ------
                                               ------         ------         ------         ------              ------

TOTAL INVESTMENT RETURN                        27.12%*<F21>  (16.83%)       (20.05%)       (10.96%)             29.21%*<F21>

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)         46,424         28,677         24,270         15,320              11,491
Ratio of expenses (after reimbursement)
  to average net assets (b)<F24>                1.30%**<F22>   1.30%          1.30%          1.30%               1.30%**<F22>
Ratio of net investment loss
  to average net assets (c)<F25>               (1.22%)**<F22> (1.17%)        (1.15%)        (0.99%)             (0.80%)**<F22>
Portfolio turnover rate                        48.63%         98.57%         68.18%        146.88%              91.54%

  +<F20>   Commencement of operations.
  *<F21>   Not Annualized.
 **<F22>   Annualized.
(a)<F23> For the six month period ending December 31, 2003 and for the years ending June 30, 2003 and 2002, net investment loss per share is calculated using average shares outstanding. In prior years, net investment loss per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F24> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2003 and for the years ending June 30, 2003, 2002 and 2001 and for the period September 30, 1999+<F20> to June 30, 2000, 1.46%**<F22>,
           1.71%, 1.75%, 1.69% and 1.70%**<F22>, respectively.
(c)<F25> If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2003 and for the years ending June 30, 2003, 2002 and 2001 and for the period September 30, 1999+<F20> to June 30, 2000, (1.38%)**<F22>, (1.58%),
           (1.60%), (1.38%) and (1.20%)**<F22>, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund

                                                               February 27, 2004

Dear Shareholder:

  The FMI Woodland Small Cap Value Fund's (the "Fund") performance for the quarter ending December 31, 2003 was reasonable on both an absolute basis and relative to the Russell 2000 small cap Index. The Fund gained 15.35% versus a gain of 14.52% for the Russell 2000. For calendar year 2003 the Fund finished up 28.46% compared to the Russell's gain of 47.25%, its best year ever. Small cap stocks again outperformed large caps for the quarter and the year, with the S&P 500 increasing 12.18% and 28.68% respectively. The Fund's five year annualized return and for the period from September 16, 1996 (commencement of operations) to December 31, 2003 was 6.58% and 7.95%, respectively.

  In our previous letter we outlined the reasons for the Fund's under-performance in 2003. While we are disappointed with the Fund's results, nearly half of the Russell's meteoric rise was driven by what we classify as micro-caps and non-earners (companies with market capitalizations below $500 million and/or companies with negative earnings), which are ponds in which we usually do not fish. Instead, we remain committed to our discipline and will wait for the market to shift its focus back to the more established companies with predictable and growing free cash flows and earnings.

  To help illustrate the disparity in performance between the largest and smallest stocks in the Russell 2000 during 2003 we highlight a statistic provided by Steve DeSanctis of Prudential Financial. In 2003 the smallest stocks ("fifth quintile") generated a jaw-dropping return of 72% compared to the largest small-cap stocks ("first quintile") that generated a 37% return. The average market cap of the stocks in the first quintile was $1.27 billion compared to the fifth quintile's average market cap of $185 million. The large difference in results actually makes us more confident that better days are ahead. The majority of our investments are in more established companies with earnings, free cash flows, and strong balance sheets, which we feel will be precisely the type of companies the market will want to own as the economic cycle progresses.

  Valuations have risen over the past two quarters, but we still think there is some gas left in the small cap tank. The portfolio's median forward price/earnings ("P/E") ratio now stands at 16.3x, which is up from 15.3x at the end of the September quarter and 14.0x at the end of the June quarter. The median forward P/E for the broader Value Line index of stocks now stands at 19.2x, up from 17.8x at the end of September. So, while valuations are up on the whole, we believe the market has yet to fully appreciate the value of the stocks in our portfolio.

  On the economic front, the employment situation is slowly improving and business spending is finally starting to pick up. In addition, consumers are still doing their part as interest rates remain near all-time lows and the tax stimulus plan continues to put extra funds in their pockets. These factors combined with a low-inflation environment result in an economy that expanded at an 8.2% pace in the third quarter. The expectation by many economists is for GDP to grow in the low-to-mid 4% range in 2004. If this proves to be the case, stocks should produce high single-digit returns. However, if the Federal Reserve begins to raise interest rates prematurely, employment growth slows, or oil prices stay above $30 per barrel the market may have its mettle tested.

  The Fund's top three performing stocks for the quarter were Danka Business Systems plc, Cole National Corp., and Texas Industries, Inc.

  Danka provides office imaging equipment, document solutions, and related services and supplies in the United States and Europe. This quarter, the stock rose nearly 82%. The Company had been consistently disappointing investors with time and cost overruns for their new Enterprise Resource Planning (ERP) system implementation. It appeared to us that they needed a little more time to implement their plan. The ERP system is now operational across all domestic locations and has already identified $40-$45 million in cost take out opportunities. Based on management's long-term goals for their cost structure, these savings are just the beginning of a multi-year plan.

  Cole National gained 61% during the quarter and was our second best performer. Cole is a provider of vision care products and services with over 2,900 locations in the U.S. primarily under the names Pearle Vision, Sears Optical, Target Optical, and BJ's Optical. They also have a retail division called Thing's Remembered, which primarily sells personalized gifts. The company received an all-cash unsolicited bid from an undisclosed suitor for $19.65 per share. The stock has been trading at levels higher than $19.65 since the announcement as there is good reason to believe a higher competing bid may soon be coming.

  Finally, Texas Industries gained 51% during the quarter. Texas Industries is a supplier of construction materials through two business segments: cement, aggregate, and concrete (CAC) and steel and specialty bar products. The commercial construction markets have been in a slump the past couple years, but with the industrial economy recovering, the market is beginning to forecast Texas Industries' potential earnings power a few years down the road. TXI has peak earnings power in the $3.50 - $4.50 per share range. The Company has a very high fixed cost structure, so any incremental volume that can be driven through their plants has a major positive impact on earnings.

  Three of our weaker performers during the quarter were Bowne & Co., Inc., Cytyc Corp., and La-Z-Boy, Inc. All were down between 5% and 9% during the quarter. Bowne reported earnings during the quarter that were less than what investors were expecting, but we believe that the long-term earnings power of their business is significantly higher. In the past three quarters, Cytyc has gone from being among the bottom three performers in the Fund to the top three and now back to the bottom three. The stock is volatile, but the Company has predictable growth, solid margins, high returns on invested capital, and generates significant amounts of free cash flow. La-Z-Boy was weak because they again missed their quarterly earnings target, their CEO was forced to resign, and the domestic residential furniture manufacturers remain under assault from low-priced imported furniture.

  During the quarter, five positions were eliminated: IHOP Restaurants, Hasbro, Viad, Apria Healthcare, and Park-Ohio. All were sold at a gain and due to valuation. Park-Ohio was sold simply because we could not establish a meaningful ownership position before the stock rose to levels which we no longer found attractive for purchase. We initiated several new positions during the quarter: Carlisle Companies Inc., PLATO Learning, Inc., Acxiom Corp., Techne Corp., Darden Restaurants, Inc., SurModics, Inc., Vail Resorts, Inc., and Concorde Career Colleges, Inc.

CONCLUSION

  The Fund has been constructed with a totally bottom-up investment approach. Therefore, we do not have a portfolio that will mirror the performance of the Russell 2000 year-in and year-out (which was apparent during 2003.) What we do own is a collection of businesses that generate free cash flow, are prudent in their allocation of that free cash flow, are run by strong management teams, and are trading at reasonable valuations. Small cap stocks should have more room to run in 2004 and we are confident the Fund will hold its own.

  As always, we appreciate your patience, loyalty, and support and look forward to communicating with you next quarter.

Sincerely,

/s/Richard W. Jensen                /s/Elizabeth M. Lilly

Richard W. Jensen                   Elizabeth M. Lilly
Portfolio Manager                   Portfolio Manager

FMI Woodland Small Capitalization Value Fund
STATEMENT OF NET ASSETS
December 31, 2003 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                              COST            VALUE
---------                                             ----            -----
COMMON STOCKS -- 96.2% (A)<F27>

BASIC MATERIALS SECTOR -- 7.1%

             AGRICULTURAL PRODUCTS -- 0.7%
     9,930   Delta and Pine Land Co.               $   174,538     $   252,222

             CHEMICALS-SPECIALTY -- 4.0%
    15,660   Cytec Industries Inc.*<F26>               405,302         601,187
    16,160   H.B. Fuller Co.                           327,178         480,599
    42,220   Material Sciences Corp.                   439,680         426,844
                                                   -----------     -----------
                                                     1,172,160       1,508,630

             CONSTRUCTION/CEMENT -- 2.4%
    25,000   Texas Industries, Inc.                    634,539         925,000

CAPITAL GOODS SECTOR -- 16.7%

             AEROSPACE/DEFENSE -- 2.1%
    13,375   Alliant Techsystems Inc.*<F26>            420,996         772,540

             MACHINERY-DIVERSE -- 3.0%
    25,730   Tennant Co.                             1,005,883       1,114,109

             MANUFACTURER-DIVERSE -- 5.9%
    11,700   Carlisle Companies Inc.                   553,935         712,062
    21,670   Griffon Corp.*<F26>                       318,738         439,034
    23,570   Pentair, Inc.                             778,749       1,077,149
                                                   -----------     -----------
                                                     1,651,422       2,228,245

             MANUFACTURER-SPECIALTY -- 2.9%
    21,290   Albany International Corp.                295,781         721,731
    13,850   Jarden Corp.*<F26>                        332,929         378,659
                                                   -----------     -----------
                                                       628,710       1,100,390

             OFFICE EQUIPMENT & SUPPLIES -- 2.8%
    58,470   Danka Business
               Systems plc SP-ADR*<F26>                203,371         257,268
    18,290   HON INDUSTRIES Inc.                       411,775         792,323
                                                   -----------     -----------
                                                       615,146       1,049,591

CONSUMER CYCLICALS SECTOR -- 28.8%

             AUTO PARTS & EQUIPMENT -- 2.3%
    10,100   American Axle &
               Manufacturing
               Holdings, Inc*<F26>                     328,399         408,242
    17,820   TBC Corp.*<F26>                           401,454         459,934
                                                   -----------     -----------
                                                       729,853         868,176

             AUTOMOBILES -- 1.9%
    54,950   Insurance Auto
               Auctions, Inc.*<F26>                    900,501         717,097

             BUILDING MATERIALS -- 2.4%
    81,070   Apogee Enterprises, Inc.                  844,213         920,144

             HOUSEHOLD FURNITURE & APPLIANCES -- 0.7%
    12,280   La-Z-Boy Inc.                             261,837         257,634

             LEISURE TIME-PRODUCTS -- 2.9%
    33,790   Brunswick Corp.                           635,596       1,075,536

             LODGING-HOTELS -- 0.8%
    18,130   Vail Resorts, Inc.*<F26>                  293,993         308,210

             PUBLISHING -- 1.2%
    13,180   Scholastic Corp.*<F26>                    521,616         448,647

             PUBLISHING-NEWSPAPER -- 4.2%
    98,670   Hollinger International Inc.            1,402,885       1,541,225
     1,150   Journal
               Communications, Inc.                     17,250          21,310
                                                   -----------     -----------
                                                     1,420,135       1,562,535

             RETAIL-APPAREL -- 0.4%
    11,850   Payless ShoeSource, Inc.*<F26>            167,513         158,790

             RETAIL-SPECIALTY -- 7.4%
    36,080   Cole National Corp.*<F26>                 414,096         721,600
    39,430   Office Depot, Inc.*<F26>                  303,093         658,875
    19,872   The Sports Authority, Inc.*<F26>          183,629         763,085
    61,480   The Topps Company, Inc.                   549,048         630,785
                                                   -----------     -----------
                                                     1,449,866       2,774,345

             SERVICES-COMMERCIAL
               & CONSUMER -- 4.6%
    44,010   The Brink's Company                       718,120         995,066
    18,810   Concorde Career
               Colleges, Inc.*<F26>                    481,986         469,686
    10,070   Dollar Thrifty Automotive
               Group, Inc.*<F26>                       104,445         261,216
                                                   -----------     -----------
                                                     1,304,551       1,725,968

CONSUMER STAPLES SECTOR -- 20.0%

             BROADCAST MEDIA -- 1.5%
    34,210   ValueVision Media, Inc.*<F26>             541,188         571,307

             ENTERTAINMENT -- 3.6%
    44,770   Gaylord Entertainment Co.*<F26>         1,075,282       1,336,384

             FOODS -- 2.0%
    70,820   Del Monte Foods Co.*<F26>                 611,735         736,528

             HOUSEHOLD PRODUCTS -- 2.3%
    10,950   Church & Dwight Co., Inc.                 335,585         433,620
    24,880   PepsiAmericas, Inc.                       357,733         425,946
                                                   -----------     -----------
                                                       693,318         859,566

             PERSONAL CARE -- 2.4%
    14,220   Alberto-Culver Co. Cl B                   396,090         896,998

             RESTAURANTS -- 4.9%
    26,280   Darden Restaurants, Inc.                  517,330         552,931
    36,000   Triarc Companies, Inc.                    282,432         425,520
    79,380   Triarc Companies, Inc. Cl B               706,201         855,717
                                                   -----------     -----------
                                                     1,505,963       1,834,168

             SERVICES-FACILITIES/ENVIRONMENT -- 1.6%
    19,460   Ionics, Inc.*<F26>                        508,679         619,801

             SPECIALTY PRINTING -- 1.7%
    48,140   Bowne & Co., Inc.                         567,728         652,778

ENERGY SECTOR -- 1.3%

             OIL & GAS-DRILLING & EQUIPMENT -- 1.3%
    47,210   Key Energy Services, Inc.*<F26>           428,802         486,735

FINANCIALS SECTOR -- 3.0%

             BANKS-MAJOR REGIONAL -- 3.0%
    22,110   TCF Financial Corp.                       427,087       1,135,349

HEALTHCARE SECTOR -- 9.8%

             DIVERSE -- 2.3%
    37,930   Apogent
               Technologies Inc.*<F26>                 609,443         873,907

             MEDICAL PRODUCTS & SUPPLIES -- 3.2%
    40,960   CNS, Inc.                                 407,722         561,152
    10,540   SurModics, Inc.*<F26>                     235,507         251,906
     9,600   Techne Corp.*<F26>                        339,648         362,688
                                                   -----------     -----------
                                                       982,877       1,175,746

             SPECIALIZED SERVICES -- 4.3%
    44,490   Cytyc Corp.*<F26>                         454,485         612,182
    20,670   Laboratory Corporation
               of America Holdings*<F26>               620,252         763,757
    29,840   Orthodontic Centers
               of America, Inc.*<F26>                  233,113         240,212
                                                   -----------     -----------
                                                     1,307,850       1,616,151

TECHNOLOGY SECTOR -- 6.1%

             COMPUTER HARDWARE -- 0.9%
    32,970   PLATO Learning, Inc.*<F26>                275,883         347,834

             COMPUTER SOFTWARE/SERVICES -- 3.8%
    23,480   Acxiom Corp.*<F26>                        380,026         436,024
    40,919   Intergraph Corp.*<F26>                    699,555         978,782
                                                   -----------     -----------
                                                     1,079,581       1,414,806

             COMPUTERS-NETWORKING -- 1.4%
    52,660   Stellent, Inc.*<F26>                      440,950         518,174

UTILITIES SECTOR -- 3.4%

             ELECTRIC COMPANIES -- 3.4%
    41,890   ALLETE, Inc.                              931,651       1,281,834
                                                   -----------     -----------
                 Total common stocks                27,217,175      36,125,875

SHORT-TERM INVESTMENTS -- 4.1% (A)<F27>

             VARIABLE RATE DEMAND NOTE -- 4.1%
$1,544,745   U.S. Bank, N.A.                         1,544,745       1,544,745
                                                   -----------     -----------
                 Total investments                 $28,761,920      37,670,620
                                                   -----------
                                                   -----------
             Liabilities, less cash and
               receivables -- (0.3%) (A)<F27>                         (127,890)
                                                                   -----------
                 NET ASSETS                                        $37,542,730
                                                                   -----------
                                                                   -----------
                 Net Asset Value Per Share
                   ($0.01 par value, 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($37,542,730 / 2,575,039
                   shares outstanding)                             $     14.58
                                                                   -----------
                                                                   -----------

  *<F26>   Non-income producing security.
(a)<F27>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Woodland Small Capitalization Value Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending December 31, 2003 (Unaudited)

INCOME:
   Dividends                                                        $  181,294
   Interest                                                              4,063
                                                                    ----------
       Total income                                                    185,357
                                                                    ----------

EXPENSES:
   Management fees                                                     175,476
   Administrative services                                              32,263
   Professional fees                                                    14,887
   Transfer agent fees                                                   8,159
   Registration fees                                                     7,552
   Custodian fees                                                        7,359
   Printing and postage expense                                          3,339
   Board of Directors fees                                               2,000
   Other expenses                                                          785
                                                                    ----------
       Total expenses before reimbursement                             251,820
   Less expenses assumed by adviser                                    (24,294)
                                                                    ----------
       Net expenses                                                    227,526
                                                                    ----------
NET INVESTMENT LOSS                                                    (42,169)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                       846,512
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS               6,364,338
                                                                    ----------
NET GAIN ON INVESTMENTS                                              7,210,850
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $7,168,681
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending December 31, 2003 (Unaudited) and For the Year Ended June 30, 2003

                                                                                 DECEMBER 31, 2003     JUNE 30, 2003
                                                                                 -----------------     -------------
OPERATIONS:
   Net investment loss                                                              $   (42,169)        $   (71,083)
   Net realized gain (loss) on investments                                              846,512          (2,355,515)
   Net increase (decrease) in unrealized appreciation on investments                  6,364,338          (4,166,351)
                                                                                    -----------         -----------
       Net increase (decrease) in net assets resulting from operations                7,168,681          (6,592,949)
                                                                                    -----------         -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.00252 per share)                                  --              (6,752)
   Distributions from net realized gains ($1.57239 per share)                                --          (4,211,310)
                                                                                    -----------         -----------
       Total distributions                                                                   --          (4,218,062)*<F28>
                                                                                    -----------         -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (164,896 and 425,732 shares, respectively)             2,152,928           4,763,126
   Net asset value of shares issued in distributions (303,099 shares)                        --           3,803,897
   Cost of shares redeemed (251,919 and 802,857 shares, respectively)                (3,388,511)         (9,109,981)
                                                                                    -----------         -----------
       Net decrease in net assets derived from Fund share activities                 (1,235,583)           (542,958)
                                                                                    -----------         -----------
       TOTAL INCREASE (DECREASE)                                                      5,933,098         (11,353,969)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                            31,609,632          42,963,601
                                                                                    -----------         -----------
NET ASSETS AT THE END OF THE PERIOD                                                 $37,542,730         $31,609,632
                                                                                    -----------         -----------
                                                                                    -----------         -----------

 *<F28>  See Note 7.

  The accompanying notes to financial statements are an integral part of these statements.

FMI Woodland Small Capitalization Value Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                      (UNAUDITED)
                                                   FOR THE SIX MONTH                      YEARS ENDED JUNE 30,
                                                     PERIOD ENDING       ------------------------------------------------------
                                                   DECEMBER 31, 2003     2003        2002         2001        2000         1999
                                                   -----------------     ----        ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $11.87         $15.70      $13.96       $11.62      $13.28       $13.56
Income from investment operations:
   Net investment (loss) income                           (0.02)         (0.03)         --         0.05        0.01        (0.03)
   Net realized and unrealized
     gain (loss) on investments                            2.73          (2.23)       2.03         2.49       (1.58)       (0.14)
                                                         ------         ------      ------       ------      ------       ------
Total from investment operations                           2.71          (2.26)       2.03         2.54       (1.57)       (0.17)

Less distributions:
   Dividends from net investment income                      --          (0.00)         --        (0.03)         --           --
   Distributions from net realized gains                     --          (1.57)      (0.29)       (0.17)      (0.09)       (0.11)
                                                         ------         ------      ------       ------      ------       ------
Total from distributions                                     --          (1.57)      (0.29)       (0.20)      (0.09)       (0.11)
                                                         ------         ------      ------       ------      ------       ------
Net asset value, end of period                           $14.58         $11.87      $15.70       $13.96      $11.62       $13.28
                                                         ------         ------      ------       ------      ------       ------
                                                         ------         ------      ------       ------      ------       ------

TOTAL INVESTMENT RETURN                                  22.83%*<F29>  (14.91%)     14.73%       22.16%     (11.82%)      (1.17%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                   37,543         31,610      42,964       38,249      36,731       53,810
Ratio of expenses (after reimbursement)
  to average net assets (a)<F31>                          1.30%**<F30>   1.30%       1.29%        1.30%       1.25%        1.29%
Ratio of net investment (loss) income
  to average net assets (b)<F32>                         (0.24%)**<F30> (0.22%)      0.01%        0.16%       0.10%       (0.24%)
Portfolio turnover rate                                  25.81%         40.02%      56.79%       65.37%      57.31%       29.22%

  *<F29>   Not Annualized.
 **<F30>   Annualized.
(a)<F31> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses for the six month period ending December 31, 2003 and for the years ending June 30, 2003, 2002, 2001 and 2000, the ratios would have been 1.44%**<F30>, 1.50%, 1.44%, 1.42% and 1.33%, respectively.
(b)<F32> If the Fund had paid all of its expenses for the six month period ending December 31, 2003 and for the years ending June 30, 2003, 2002, 2001 and 2000, the ratios would have been (0.38%)**<F30>,
           (0.42%), (0.14%), 0.04% and 0.02%, respectively.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Sasco Contrarian Value Fund

                                                               February 27, 2004

Dear Shareholder:

  2003 turned out to be a very good year indeed, and well above our conservative expectations. For the twelve months ending December 31, 2003 the Fund was +37.56% versus +40.06 for the Russell Mid-Cap Index. The Fund's average annual compounded rate of return since inception (December 30, 1997) is +8.73% versus +7.75% for the Russell Mid-Cap.

  After a rough first quarter characterized by war fears and economic uncertainty, the markets rebounded strongly in response to the recovering economy and robust corporate profits. We finished the year with the best fourth quarter in our history (+22.1%). Strong economic growth, combined with improving operational and financial fundamentals, drove many of our basic industry, capital goods and consumer stocks significantly higher. But the strong performance was mostly due to good stock selection. A diverse group of companies led the performance for the year: Foot Locker, Inc. (+123%), Joy Global Inc. (+132%), Lear Corp. (+84%) and SUPERVALU INC. (+73.2%). Foot Locker made the greatest contribution, due to its large weighting. The stock responded very favorably to the resolution of their dispute with Nike, continued healthy growth in Europe, and cost control, all of which are leading to accelerating earnings.

  Adhering to our sell discipline, we sold/trimmed several stocks that reached our price targets. This penalized performance as nearly every stock we sold kept climbing higher. However, maintaining risk control and sell disciplines will eventually pay off, as they always have. Relative performance was also hampered significantly by our usual void in technology stocks and underweighting in financials. Both posted very strong performance and drove the indices for much of the year.

  Looking forward, we believe 2004 will be a more difficult year in the market. The economy and earnings are better than expected. Inflation and interest rates remain low, although the early warning flags are flying. Positives abound, but the market knows that. Our strategy continues to focus on out-of-favor companies going through restructuring, to unlock long-term earning power. The key ingredients to success in our investment approach are asset values, for downside protection, management that can execute restructuring strategies to unlock significantly higher earnings power and, lastly, valuation. Though valuation has been a hurdle of late, we rarely have difficulty finding new ideas. There are always companies going astray, underperforming and being deserted by investors. Admittedly, these can be fewer when the economy is great, but there are always opportunities and stockpickers, like us, should continue to do well in this environment.

  Thank you for your support and interest in the Fund.

Respectively Submitted,

/s/Bruce D. Bottomley            /s/Daniel L. Leary

Bruce D. Bottomley               Daniel L. Leary
Managing Director                Managing Director

FMI Sasco Contrarian Value Fund
STATEMENT OF NET ASSETS
December 31, 2003 (Unaudited)

SHARES OR
PRINCIPAL
  AMOUNT                                                COST           VALUE
---------                                               ----           -----
COMMON STOCKS -- 92.8% (A)<F34>

BASIC MATERIALS SECTOR -- 13.3%

             CHEMICALS -- 4.3%
    9,347    Methanex Corp.                          $   46,955     $  104,967
    3,600    NOVA Chemicals Corp.                        72,066         97,020
                                                     ----------     ----------
                                                        119,021        201,987

             CHEMICALS-SPECIALTY -- 3.6%
   14,000    Hercules Inc.*<F33>                        269,821        170,800

             CONTAINERS & PACKAGING -- 3.6%
    7,700    Packaging Corp of America                  148,844        168,322

             IRON & STEEL -- 1.8%
    2,400    United States Steel Corp.                   38,174         84,048

CAPITAL GOODS SECTOR -- 12.7%

             ELECTRICAL EQUIPMENT -- 4.5%
    9,300    Thomas & Betts Corp.                       179,890        212,877

             ELECTRONICS-DEFENSE -- 3.4%
    5,300    Raytheon Co.                               132,686        159,212

             MACHINERY-DIVERSE -- 2.2%
    4,000    Joy Global Inc.                             60,480        104,600

             MANUFACTURER-DIVERSE -- 2.6%
    1,200    American Standard
               Companies Inc.*<F33>                      48,325        120,840

CONSUMER CYCLICALS SECTOR -- 22.6%

             AUTO PARTS & EQUIPMENT -- 4.5%
    6,700    Goodyear Tire &
               Rubber Co.*<F33>                          45,600         52,662
    2,600    Lear Corp.                                  75,320        159,458
                                                     ----------     ----------
                                                        120,920        212,120

             HARDWARE & TOOLS -- 1.5%
    1,900    The Stanley Works                           41,684         71,953

             LEISURE TIME-PRODUCTS -- 2.7%
    3,900    Brunswick Corp.                             77,762        124,137

             RETAIL-DEPARTMENT STORES -- 2.7%
    4,800    J.C. Penney Company,
               Inc. (Holding Co.)                        44,275        126,144

             RETAIL-DISCOUNTERS -- 2.7%
    8,800    Big Lots, Inc.*<F33>                        91,448        125,048

             RETAIL-SPECIALTY -- 8.5%
   11,500    Foot Locker, Inc.                           82,101        269,675
    7,200    Limited Brands                             102,340        129,816
                                                     ----------     ----------
                                                        184,441        399,491

CONSUMER STAPLES SECTOR -- 18.2%

             CONTAINERS-METAL/GLASS -- 3.8%
   19,500    Crown Holdings, Inc.*<F33>                 134,276        176,670

             DISTRIBUTION-FOOD & HEALTH -- 3.1%
    5,100    SUPERVALU INC.                              95,470        145,809

             FOODS -- 3.4%
   15,200    Del Monte Foods Co.*<F33>                  124,527        158,080

             HOUSEWARES -- 4.5%
    2,200    Fortune Brands, Inc.                        56,208        157,278
    3,100    Tupperware Corp.                            52,038         53,754
                                                     ----------     ----------
                                                        108,246        211,032

             WASTE MANAGEMENT -- 3.4%
    5,400    Waste Management, Inc.                      89,091        159,840

ENERGY SECTOR -- 8.9%

             MISCELLANEOUS ENERGY -- 4.0%
    2,900    Arch Coal, Inc.                             57,172         90,393
    2,300    Peabody Energy Corp.                        59,907         95,933
                                                     ----------     ----------
                                                        117,079        186,326

             OIL & GAS-DRILLING & EQUIPMENT -- 1.9%
    3,878    FMC Technologies, Inc.*<F33>                41,975         90,357

             OIL & GAS-REFINING & MARKETING -- 3.0%
    5,500    Premcor Inc.*<F33>                         137,773        143,000

FINANCIALS SECTOR -- 4.6%

             FINANCIAL - DIVERSE -- 4.6%
      963    Alleghany Corp.*<F33>                      150,306        214,268

TELECOMMUNICATION SERVICES SECTOR -- 2.7%

             TELEPHONE -- 2.7%
   10,200    Citizens
               Communications Co.*<F33>                  79,504        126,684

TRANSPORTATION SECTOR -- 3.4%

             TRUCKERS -- 3.4%
   11,500    Laidlaw International Inc.*<F33>           118,318        158,700

UTILITIES SECTOR -- 6.4%

             ELECTRIC COMPANIES -- 2.5%
    3,300    FirstEnergy Corp.                          114,948        116,160

             NATURAL GAS -- 3.9%
    8,400    ONEOK, Inc.                                130,225        185,472
                                                     ----------     ----------
                 Total common stocks                  2,999,509      4,353,977

SHORT-TERM INVESTMENTS -- 6.5% (A)<F34>

             VARIABLE RATE DEMAND NOTES -- 6.5%
 $222,005    U.S. Bank, N.A.                            222,005        222,005
   83,576    Wisconsin Corporate
               Central Credit Union                      83,576         83,576
                                                     ----------     ----------
                 Total short-term
                   investments                          305,581        305,581
                                                     ----------     ----------
                 Total investments                   $3,305,090      4,659,558
                                                     ----------
                                                     ----------
             Cash and receivables, less
               liabilities -- 0.7% (A)<F34>                             30,558
                                                                    ----------
                 NET ASSETS                                         $4,690,116
                                                                    ----------
                                                                    ----------
                 Net Asset Value Per Share
                   ($0.01 par value, 300,000,000
                   shares authorized), offering
                   and redemption price
                   ($4,690,116 / 302,031
                   shares outstanding)                              $    15.53
                                                                    ----------
                                                                    ----------

  *<F33>   Non-income producing security.
(a)<F34>   Percentages for the various classifications relate to net assets.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Sasco Contrarian Value Fund
STATEMENT OF OPERATIONS
For the Six Month Period Ending December 31, 2003 (Unaudited)

INCOME:
   Dividends                                                        $   25,282
   Interest                                                                932
                                                                    ----------
       Total income                                                     26,214
                                                                    ----------

EXPENSES:
   Management fees                                                      20,707
   Professional fees                                                    14,558
   Transfer agent fees                                                   6,673
   Registration fees                                                     6,462
   Administrative services                                               6,288
   Custodian fees                                                        3,912
   Board of Directors fees                                               2,000
   Printing and postage expense                                            914
   Other expenses                                                          324
                                                                    ----------
       Total expenses before reimbursement                              61,838
   Less expenses assumed by adviser                                    (34,919)
                                                                    ----------
       Net expenses                                                     26,919
                                                                    ----------
NET INVESTMENT LOSS                                                       (705)
                                                                    ----------
NET REALIZED GAIN ON INVESTMENTS                                       158,767
NET INCREASE IN UNREALIZED APPRECIATION ON INVESTMENTS                 861,138
                                                                    ----------
NET GAIN ON INVESTMENTS                                              1,019,905
                                                                    ----------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                $1,019,200
                                                                    ----------
                                                                    ----------

STATEMENTS OF CHANGES IN NET ASSETS
For the Six Month Period Ending December 31, 2003 (Unaudited) and For the Year Ended June 30, 2003

                                                                                 DECEMBER 31, 2003     JUNE 30, 2003
                                                                                 -----------------     -------------
OPERATIONS:
   Net investment (loss) income                                                     $     (705)         $     3,484
   Net realized gain (loss) on investments                                             158,767             (201,015)
   Net increase (decrease) in unrealized appreciation on investments                   861,138             (279,370)
                                                                                    ----------          -----------
       Net increase (decrease) in net assets resulting from operations               1,019,200             (476,901)
                                                                                    ----------          -----------

DISTRIBUTIONS TO SHAREHOLDERS:
   Dividend from net investment income ($0.01113 per share)                             (3,484)                  --
                                                                                    ----------          -----------
       Total distributions                                                              (3,484)                  --
                                                                                    ----------          -----------

FUND SHARE ACTIVITIES:
   Proceeds from shares issued (23,897 and 12,828 shares, respectively)                340,516              139,553
   Net asset value of shares issued in distributions (113 shares)                        1,414                   --
   Cost of shares redeemed (33,942 and 97,539 shares, respectively)                   (467,636)          (1,103,041)
                                                                                    ----------          -----------
       Net decrease in net assets derived from Fund share activities                  (125,706)            (963,488)
                                                                                    ----------          -----------
       TOTAL INCREASE (DECREASE)                                                       890,010           (1,440,389)
NET ASSETS AT THE BEGINNING OF THE PERIOD                                            3,800,106            5,240,495
                                                                                    ----------          -----------
NET ASSETS AT THE END OF THE PERIOD (including undistributed
  net investment income of $0 and $3,484, respectively)                             $4,690,116          $ 3,800,106
                                                                                    ----------          -----------
                                                                                    ----------          -----------

  The accompanying notes to financial statements are an integral part of these statements.

FMI Sasco Contrarian Value Fund
FINANCIAL HIGHLIGHTS
(Selected Data for each share of the Fund outstanding throughout each period)

                                                     (UNAUDITED)
                                                  FOR THE SIX MONTH                       YEARS ENDED JUNE 30,
                                                    PERIOD ENDING        ------------------------------------------------------
                                                  DECEMBER 31, 2003      2003        2002         2001        2000         1999
                                                  -----------------      ----        ----         ----        ----         ----
PER SHARE OPERATING PERFORMANCE:
Net asset value, beginning of period                     $12.18         $13.21      $12.15       $ 8.74      $ 9.47       $10.41
Income from investment operations:
   Net investment income (loss) (a)<F37>                   0.01(d)<F40>   0.01       (0.01)        0.02        0.08         0.09
   Net realized and unrealized
     gains (losses) on investments                         3.35          (1.04)       1.09         3.46       (0.70)       (0.66)
                                                         ------         ------      ------       ------      ------       ------
Total from investment operations                           3.36          (1.03)       1.08         3.48       (0.62)       (0.57)

Less distributions:
   Dividends from net investment income                   (0.01)            --       (0.02)       (0.07)      (0.11)       (0.07)
   Distributions from net realized gains                     --             --          --           --          --        (0.30)
                                                         ------         ------      ------       ------      ------       ------
Total from distributions                                  (0.01)            --       (0.02)       (0.07)      (0.11)       (0.37)
                                                         ------         ------      ------       ------      ------       ------
Net asset value, end of period                           $15.53         $12.18      $13.21       $12.15      $ 8.74       $ 9.47
                                                         ------         ------      ------       ------      ------       ------
                                                         ------         ------      ------       ------      ------       ------

TOTAL INVESTMENT RETURN                                  27.62%*<F35>   (7.80%)      8.89%       39.98%      (6.52%)      (5.29%)

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's $)                    4,690          3,800       5,240        4,901       5,568       13,829
Ratio of expenses (after reimbursement)
  to average net assets (b)<F38>                          1.30%**<F36>   1.30%       1.30%        1.30%       1.30%        1.30%
Ratio of net investment (loss) income
  to average net assets (c)<F39>                         (0.03%)**<F36>  0.09%      (0.05%)       0.17%       0.88%        0.90%
Portfolio turnover rate                                  13.10%         22.94%      49.36%       27.44%      42.53%       45.03%

  *<F35>   Not Annualized.
 **<F36>   Annualized.
(a)<F37> In 2003, 2002, 2001 and 2000, net investment income (loss) per share is calculated using average shares outstanding. For the six month period ending December 31, 2003 and 1999, net investment income per share is calculated using ending balances prior to consideration of adjustments for permanent book and tax differences.
(b)<F38> Computed after giving effect to adviser's expense limitation undertaking. If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2003 and for the years endedJune 30, 2003, 2002, 2001, 2000 and 1999,
           2.99%**<F36>, 3.05%, 2.68%, 2.25%, 1.76% and 1.54%, respectively.
(c)<F39> If the Fund had paid all of its expenses, the ratios would have been, for the six month period ending December 31, 2003 and for the years endedJune 30, 2003, 2002, 2001, 2000 and 1999, (1.72%)**<F36>,
           (1.66%), (1.43%), (0.78%), 0.42% and 0.66%, respectively.
(d)<F40> The amount shown may not correlate with the aggregate net investment income due to the timing of subscriptions and redemptions of Fund shares.

  The accompanying notes to financial statements are an integral part of this statement.

FMI Mutual Funds, Inc.
NOTES TO FINANCIAL STATEMENTS
December 31, 2003 (Unaudited)

(1)  SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES --

          The following is a summary of significant accounting policies of the FMI Mutual Funds, Inc. (the "Company"), which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended. This Company consists of a series of five funds: one non-diversified fund - FMI Provident Trust Strategy Fund (the "Strategy Fund"), and four diversified funds - FMI Winslow Growth Fund (the "Growth Fund"), FMIKnappenberger Partners Emerging Growth Fund (the "Emerging Growth Fund"), FMI Woodland Small Capitalization Value Fund (the "Small Cap Value Fund") and FMI Sasco Contrarian Value Fund (the "Contrarian Value Fund") (collectively the "Funds"). The assets and liabilities of each Fund are segregated and a shareholder's interest is limited to the Fund in which the shareholder owns shares. The Company was incorporated under the laws of Wisconsin on May 23, 1986.

          The investment objective of the Strategy Fund is to realize a combination of capital appreciation and income which will result in the highest total return by investing in a combination of equity and debt securities, while assuming reasonable risks; the investment objective of the Growth Fund is to produce long-term growth of capital by investing principally in equity securities; the investment objective of the Emerging Growth Fund is to produce long-term growth of capital by investing in equity securities of small to small midcap companies; the investment objective of the Small Cap Value Fund is to produce capital appreciation by investing principally in equity securities of small capitalization companies and the investment objective of the Contrarian Value Fund is to produce long-term growth of capital by investing in out-of-favor, undervalued companies with restructuring and turnaround potential.

     (a) Each security, excluding short-term investments, is valued at the last sale price reported by the principal security exchange on which the issue is traded. Securities that are traded on the Nasdaq National Market or the Nasdaq Smallcap Market are valued at the Nasdaq Official Closing Price, or if no sale is reported, the latest bid price. Securities which are traded over-the-counter are valued at the latest bid price. Securities for which quotations are not readily available are valued at fair value as determined by the investment adviser under the supervision of the Board of Directors. Short-term investments with maturities of 60 days or less are valued at cost which approximates market value. For financial reporting purposes, investment transactions are recorded on the trade date.

     (b) The Funds may purchase securities on a when-issued or delayed delivery basis. Although the payment and interest terms of these securities are established at the time the purchaser enters into the agreement, these securities may be delivered and paid for at a future date, generally within 45 days. The Funds record purchases of when-issued securities and reflect the value of such securities in determining net asset value in the same manner as other portfolio securities.

     (c) Net realized gains and losses on sales of securities are computed on the identified cost basis.

     (d) Dividend income is recorded on the ex-dividend date. Interest income is recorded on the accrual basis.

     (e) The Funds have investments in short-term variable rate demand notes, which are unsecured instruments. The Funds may be susceptible to credit risk with respect to these notes to the extent the issuer defaults on its payment obligation. The Funds' policy is to monitor the creditworthiness of the issuer and nonperformance by these counterparties is not anticipated.

     (f) Accounting principles generally accepted in the United States of America ("GAAP") require that permanent differences between income for financial reporting and tax purposes be reclassified in the capital accounts.

     (g) The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates.

     (h) Provision has not been made for Federal income taxes since the Funds have elected to be taxed as "regulated investment companies" and intend to distribute substantially all net investment company taxable income and net capital gains to shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies.

(2) INVESTMENT ADVISER AND MANAGEMENT AGREEMENT AND TRANSACTIONS WITH RELATED PARTIES --

          The Funds have entered into management agreements with Fiduciary Management, Inc. ("FMI"), with whom certain officers and directors of the Funds are affiliated, to serve as investment adviser and manager. Under the terms of the agreements, the Growth Fund, Emerging Growth Fund, Small Cap Value Fund and Contrarian Value Fund pay FMI a monthly fee at the annual rate of 1% of such Funds daily net assets and the Strategy Fund pays 0.75% on the first $30,000,000 of the daily net assets and 0.65% on the daily net assets in excess of $30,000,000 and less than $100,000,000 and 0.60% on the daily net assets over $100,000,000.

          The Adviser entered into sub-advisory agreements with the following sub-advisors to assist it in the day-to-day management of the Funds. Each Sub-Advisor determines which securities will be purchased, retained or sold for such Fund. The Adviser pays each Sub-Advisor (other than the Strategy
     Fund) 0.75% of such Fund's management fee. The portfolio manager for the Strategy Fund receives a fee equal to 0.60% up to $30,000,000 and 0.50% of the daily net assets over $30,000,000. The Sub-Advisors are as follows:

          Strategy Fund - Provident Trust Company
          Growth Fund - Winslow Capital Management, Inc.
          Emerging Growth Fund - KB Growth Advisors, LLC
          Small Cap Value Fund - Woodland Partners LLC
          Contrarian Value Fund - Sasco Capital, Inc.

          In addition to the reimbursement required under the management agreements, FMI has voluntarily reimbursed the Funds for expenses over 1.3% of the daily net assets of the Funds. These reimbursements amounted to $35,671, $32,816, $24,294 and $34,919 for the six month period ending
     December 31, 2003, for the Growth Fund, Emerging Growth Fund, Small Cap Value Fund and the Contrarian Value Fund, respectively. FMI has agreed to reimburse the Strategy Fund for expenses over 1.2% of the Strategy Fund's first $20,000,000 in average daily net assets. The reimbursement increases at specified break points as assets increase. These reimbursements amounted to $27,258.

          The Funds have administrative agreements with FMI to supervise all aspects of the Funds' operations except those performed by FMI pursuant to the management agreements. Under the terms of the agreements, the Funds will each pay FMI a monthly administrative fee at the annual rate of 0.2% on the first $25,000,000 of the daily net assets of such Fund, 0.1% on the daily net assets of such Fund on the next $20,000,000 and 0.05% on the daily net assets of such Fund over $45,000,000, subject to a fiscal year minimum of twenty thousand dollars. FMI has voluntarily waived this minimum for the year ended June 30, 2004.

          The Funds have entered into Distribution Plans (the "Plans"), pursuant to Rule 12b-1 under the Investment Company Act of 1940. The Plans provide that the Funds may incur certain costs which may not exceed the lesser of a monthly amount equal to 0.25% of the Funds' daily net assets or the actual distribution costs incurred during the year. Amounts payable under the Plans are paid monthly for any activities or expenses primarily intended to result in the sale of shares of such Fund. For the six month period ending December 31, 2003, no such expenses were incurred.

(3)  DISTRIBUTION TO SHAREHOLDERS --

          Net investment income and net realized gains, if any, are distributed to shareholders at least annually. The Funds may utilize earnings and profits distributed to shareholders on redemption of shares as part of the dividends paid deduction. The distributions were paid on December 30, 2003, to shareholders of record on December 26, 2003.

                                                   STRATEGY                      EMERGING      SMALL CAP      CONTRARIAN
                                                     FUND       GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
                                                   --------     -----------    -----------     ----------     ----------
          Dividend from net investment income     $  3,767       $     --       $     --       $     --       $     --
          $ per share                              0.00326             --             --             --             --
          Short-term gains                              --             --             --             --             --
          $ per share                                   --             --             --             --             --
          Long-term capital gains                       --             --             --             --             --
          $ per share                                   --             --             --             --             --

          Shareholders were sent a 2003 Form 1099-DIV in January, 2004 representing their proportionate share of this distribution. The Form 1099-DIV would consider the impact of any retroactive tax law changes.

(4)  INVESTMENT TRANSACTIONS --

          For the six month period ending December 31, 2003, purchases and proceeds of sales of investment securities of the Strategy Fund (excluding short-term securities) were $1,239,213 and $1,535,040, respectively; purchases and proceeds of sales of investment securities of the Growth Fund (excluding short-term securities) were $1,800,969 and $1,566,232, respectively; purchases and proceeds of sales of investment securities of the Emerging Growth Fund (excluding short-term securities) were $27,801,820 and $19,095,495, respectively; purchases and proceeds of sales of investment securities of the Small Cap Value Fund, (excluding short-term securities) were $8,743,567 and $10,281,540, respectively; and purchases and proceeds of sales of investment securities of the Contrarian Value Fund (excluding short-term securities) were $509,817 and $744,069, respectively.

(5)  ACCOUNTS PAYABLE AND ACCRUED LIABILITIES --

          As of December 31, 2003, liabilities of the Funds included the following:

                                                             STRATEGY                      EMERGING      SMALL CAP      CONTRARIAN
                                                               FUND       GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
                                                             --------     -----------    -----------     ----------     ----------
          Payable to brokers for investments purchased       $   --         $66,272        $    --        $142,989        $3,515
          Payable to FMI for management fees
            and administrative fees                           5,865           4,690         45,808          36,667         4,567
          Other liabilities                                   1,595           7,225          6,951           6,255         1,919

(6)  SOURCES OF NET ASSETS --

                                                             STRATEGY                      EMERGING      SMALL CAP      CONTRARIAN
                                                               FUND       GROWTH FUND    GROWTH FUND     VALUE FUND     VALUE FUND
                                                             --------     -----------    -----------     ----------     ----------
          As of December 31, 2003 the sources of
            net assets were as follows:
              Fund shares issued and outstanding          $5,923,791       $4,140,907    $44,295,049    $30,147,563    $ 5,051,239
              Net unrealized appreciation
                on investments                             1,634,202        1,115,208     12,466,863      8,908,700      1,354,468
              Undistributed net realized losses
                on investments                              (246,254)        (545,499)   (10,337,435)    (1,513,533)    (1,715,591)
              Undistributed net investment income             (3,767)              --             --             --             --
                                                          ----------       ----------    -----------    -----------    -----------
                                                          $7,307,972       $4,710,616    $46,424,477    $37,542,730    $ 4,690,116
                                                          ----------       ----------    -----------    -----------    -----------
                                                          ----------       ----------    -----------    -----------    -----------

(7)  INCOME TAX INFORMATION --

          The following information for the Funds is presented on an income tax basis as of December 31, 2003:

                                                          GROSS            GROSS        NET UNREALIZED
                                         COST OF        UNREALIZED       UNREALIZED      APPRECIATION
                                       INVESTMENTS     APPRECIATION     DEPRECIATION    ON INVESTMENTS
                                       -----------     ------------     ------------    --------------
          Strategy Fund                $ 5,676,481     $ 1,674,222       $ 40,020        $ 1,634,202
          Growth Fund                    3,673,376       1,156,083         42,232          1,113,851
          Emerging Growth Fund          34,067,946      12,908,017        540,027         12,367,990
          Small Cap Value Fund          28,860,208       9,186,270        375,858          8,810,412
          Contrarian Value Fund          3,433,758       1,335,806        110,006          1,225,800

          The following information for the Funds is presented on an income tax basis as of June 30, 2003:

                                                    GROSS           GROSS       NET UNREALIZED   DISTRIBUTABLE   DISTRIBUTABLE
                                    COST OF       UNREALIZED      UNREALIZED     APPRECIATION      ORDINARY        LONG-TERM
                                  INVESTMENTS    APPRECIATION    DEPRECIATION   ON INVESTMENTS      INCOME       CAPITAL GAINS
                                  -----------    ------------    ------------   --------------   -------------   -------------
          Strategy Fund           $ 5,318,577     $  601,030     $  114,953       $  486,077        $   --           $   --
          Growth Fund               3,259,819        825,782         88,735          737,047            --               --
          Emerging Growth Fund     23,786,487      5,405,106        526,049        4,879,057            --               --
          Small Cap Value Fund     29,650,479      4,777,383      2,329,314        2,448,069            --               --
          Contrarian Value Fund     3,446,015        662,500        297,838          364,662         3,484               --

          The difference between the cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

          The tax components of dividends paid during the years ended June 30, 2003 and 2002, capital loss carryovers (expiring in varying amounts through 2011) as of June 30, 2003, and tax basis post-October losses as of June 30, 2003, which are not recognized for tax purposes until the first day of the following fiscal year are:

                                                         JUNE 30, 2003                                  JUNE 30, 2002
                                 ------------------------------------------------------------    -----------------------------
                                    ORDINARY      LONG-TERM      NET CAPITAL                       ORDINARY        LONG-TERM
                                     INCOME     CAPITAL GAINS        LOSS        POST-OCTOBER       INCOME       CAPITAL GAINS
                                 DISTRIBUTIONS  DISTRIBUTIONS     CARRYOVERS        LOSSES       DISTRIBUTIONS   DISTRIBUTIONS
                                 -------------  -------------     ----------     ------------    -------------   -------------
          Strategy Fund            $   28,612    $  163,108      $  188,478       $  190,551       $     --       $4,426,939*<F41>
          Growth Fund                      --            --         699,194               --             --               --
          Emerging Growth Fund             --            --       7,854,708        3,679,095             --               --
          Small Cap Value Fund      1,653,175     2,564,887       1,250,444        1,013,308        764,486               --
          Contrarian Value Fund            --            --       1,527,674          218,016          7,369               --

          *<F41> Including earnings and profits distributed to shareholders on redemptions, the Fund designates $5,172,221 as long-term capital gains distributions.

          The Growth Fund and Emerging Growth Fund utilized $173,568 and $1,730,879, respectively, of post-October losses from the prior year to increase current year net capital losses.

          For corporate shareholders in the Funds, the percentage of dividend income distributed for the year ended June 30, 2003 which are designated as qualifying for the dividends received deduction are as follows (unaudited):
     Strategy Fund 100%, Growth Fund 0%, Emerging Growth Fund 0%, Small Cap Value Fund 18.3%, and Contrarian Value Fund 0%.

                             FMI MUTUAL FUNDS, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202
                              www.fiduciarymgt.com
                                  414-226-4555

                      INVESTMENT ADVISER AND ADMINISTRATOR
                           FIDUCIARY MANAGEMENT, INC.
                             225 East Mason Street
                          Milwaukee, Wisconsin  53202

                               PORTFOLIO MANAGERS

                       FMI PROVIDENT TRUST STRATEGY FUND
                            PROVIDENT TRUST COMPANY

                            FMI WINSLOW GROWTH FUND
                        WINSLOW CAPITAL MANAGEMENT, INC.

                FMI KNAPPENBERGER PARTNERS EMERGING GROWTH FUND
                            KB GROWTH ADVISORS, LLC

                  FMI WOODLAND SMALL CAPITALIZATION VALUE FUND
                             WOODLAND PARTNERS LLC
                     (a division of GAMCO Investors, Inc.)

                        FMI SASCO CONTRARIAN VALUE FUND
                              SASCO CAPITAL, INC.

                               TRANSFER AGENT AND
                           DIVIDEND DISBURSING AGENT
                        U.S. BANCORP FUND SERVICES, LLC
                            615 East Michigan Street
                          Milwaukee, Wisconsin  53202
                          800-811-5311 or 414-765-4124

                                   CUSTODIAN
                                U.S. BANK, N.A.
                               425 Walnut Street
                            Cincinnati, Ohio  45202

                              INDEPENDENT AUDITORS
                           PRICEWATERHOUSECOOPERS LLP
                           100 East Wisconsin Avenue
                                   Suite 1500
                          Milwaukee, Wisconsin  53202

                                 LEGAL COUNSEL
                                FOLEY & LARDNER
                           777 East Wisconsin Avenue
                          Milwaukee, Wisconsin  53202

This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of FMIMutual Funds, Inc. unless accompanied or preceded by the Funds' current prospectus. Past performance is not indicative of future performance. Investment return and principal value of an investment may fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. Investment returns do not reflect deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

ITEM 2. CODE OF ETHICS.
-----------------------

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.
----------------------------------------

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.
-----------------------------------------------

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.
----------------------------------------------

Not applicable.

ITEM 6. [RESERVED]
------------------

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END
-------------------------------------------------------------------------
MANAGEMENT INVESTMENT COMPANIES
-------------------------------

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT
--------------------------------------------------------------------------
COMPANY AND AFFILIATED PURCHASERS
---------------------------------

Not applicable.

ITEM 9. CONTROLS AND PROCEDURES.
--------------------------------

(a) The disclosure controls and procedures of the FMI Mutual Funds, Inc. are periodically evaluated. As of February 20, 2004, the date of the last evaluation, we concluded that our disclosure controls and procedures are adequate.

(b) The internal controls of the FMI Mutual Funds, Inc. are periodically evaluated. Since, February 20, 2004, the date of the last evaluation, there have been no significant changes in FMI Mutual Funds' internal controls or in other factors that could have had a significant effect on such controls. There have also been no significant deficiencies or material weaknesses identified since the last evaluation that required any corrective action.

ITEM 10. EXHIBITS.
-----------------

(a)  Any code of ethics or amendment thereto.  Not applicable.

(b) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c) Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

     FMI Mutual Funds, Inc.
     ----------------------
     Registrant

     By  /s/ Ted D. Kellner
         -------------------------------------------
         Ted D. Kellner, Principal Executive Officer

     Date     March 5, 2005
           ----------------------------------

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

     FMI Mutual Funds, Inc.
     ----------------------
     Registrant

     By  /s/ Ted D. Kellner
          -------------------------------------------
          Ted D. Kellner, Principal Financial Officer

     Date     March 5, 2004
           ----------------------------------